SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

      Date of Report (Date of earliest event reported): September 26, 2002.


                          ClearOne Communications, Inc.
                          ----------------------------
             (Exact Name of Registrant as Specified in its Charter)


               UTAH                 0-17219                   87-0398877
-----------------------------   ---------------         ----------------------
(State or Other Jurisdiction      (Commission               (IRS Employer
      of Incorporation)           File Number)          Identification Number)


                  1825 Research Way, Salt Lake City, Utah 84119
                  ---------------------------------------------
               (Address of Principal Executive Offices) (Zip Code)


                                 (801) 975-7200
                                 ---------------
              (Registrant's Telephone Number, Including Area Code)



                       ----------------------------------
          (Former Name or Former Address, if Changed Since Last Report)

                          ClearOne Communications, Inc.

                                    Form 8-K


Item 5.  Other Events.

On September 26, 2002, ClearOne Communications, Inc., issued a press release reporting the reappointment of Susie Strohm as its chief financial officer and the departure of Randall J. Wichinski, who had previously been chief financial officer (the "Press Release").

The Press Release is attached as Exhibit 99.1 to this Report on Form 8-K and is incorporated by reference herein.


Item 7. Exhibits

         Exhibit No.     Description
         -----------     -----------

            99.1 Press Release of ClearOne Communications, Inc. dated September 26, 2002, regarding the reappointment of Susie Strohm as chief financial officer and the departure of Randall J. Wichinski, who had previously been chief financial officer.






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

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                    CLEARONE COMMUNICATIONS, INC.




September 26, 2002                  /s/  Frances M. Flood
                                    -----------------------------------------
                                    By: Frances M. Flood
                                    Title: Chief Executive Officer













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

                                 EXHIBIT INDEX




         Exhibit No.     Description
         -----------     -----------

            99.1 Press Release of ClearOne Communications, Inc. dated September 26, 2002, regarding the reappointment of Susie Strohm as chief financial officer and the departure of Randall J. Wichinski, who had previously been chief financial officer.












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